CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of AirSculpt Technologies, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2025	By:	/s/ Yogi Jashnani
Yogi Jashnani
Chief Executive Officer
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of AirSculpt Technologies, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2025	By:	/s/ Dennis Dean
Dennis Dean
Chief Financial Officer